Exhibit 10.5



                            SHARE PURCHASE AGREEMENT

                 (Relating to Ordinary Shares of Gentium S.p.A.)

     THIS SHARE PURCHASE AGREEMENT, dated as of April 4, 2005 (this "Agreement"), by and between FINSIRTON S.P.A., a corporation incorporated under the laws of Italy (the "Seller"), and SIGMA TAU FINANZIARIA S.P.A., a corporation incorporated under the laws of Italy (the "Buyer").

                              W I T N E S S E T H:

     WHEREAS, the Seller is the record and beneficial owner and registered holder of 4,550,000 outstanding ordinary shares, par value (euro)1 ("Ordinary Shares"), of Gentium S.p.A., a corporation incorporated under the laws of Italy (the "Company"); and

     WHEREAS, upon the terms and subject to the conditions of this Agreement the Seller wishes to transfer and sell to the Buyer, and the Buyer wishes to purchase from the Seller, up to 940,000 Ordinary Shares and such Repricing Shares (as defined below) as may become transferable to the Buyer pursuant to
Section 1.7;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                           SALE AND PURCHASE OF SHARES

     1.1. Initial Sale of Shares. Upon the terms and subject to the conditions of this Agreement, the Seller hereby agrees to sell, assign and transfer to the Buyer, and the Buyer hereby agrees to purchase from the Seller, 800,000 Ordinary Shares (the "Initial Shares") at $4.00 per share for an aggregate purchase price of $3,200,000 (the "Aggregate Purchase Price").

     1.2. Second Sale of Shares. If the Company does not consummate an initial public offering of its Ordinary Shares by May 31, 2005, the Buyer hereby agrees, upon the request of the Seller, to purchase up to an additional 140,000 shares (the "Secondary Shares" and, together with the Initial Shares, the "Shares") from the Seller at $4.00 per share by June 30, 2005.

     1.3. Registration Rights. In connection with the sale of the Shares, the Seller hereby agrees to cause the Company to register for resale under the securities laws of the USA the Shares and any Repricing Shares (as defined herein), if any, in accordance with the Investors' Rights Agreement in the form attached hereto as Exhibit A.

     1.4. Initial Closing. The closing of the sale and purchase of the Initial Shares hereunder (the "Initial Closing") shall take place within one business day of the mutual execution of the Agreement (the date of such Initial Closing being the "Initial Closing Date").

     1.5. Second Closing. The closing of the sale and purchase of the Second Shares hereunder, if any (the "Second Closing" and each of the Initial Closing and the Second Closing being a "Closing") shall take place within three business days of the Seller's request for such sale, and no later than June 30, 2005 (the date of such Second Closing being the "Second Closing Date" and each of the Initial Closing Date and the Second Closing Date being a "Closing Date").

     1.6. Closing Deliveries. At each Closing on the applicable Closing Date, the Buyer shall wire immediately available funds for the purchase price of the Shares in accordance with Seller's written instructions, and the Seller shall deliver or cause to be delivered to Orrick, Herrington & Sutcliffe the certificates for the Shares being sold and transferred by the Seller, duly endorsed in favor of the Buyer or with appropriate share transfer powers in favor of the Buyer, duly executed by the Seller, in proper form for transfer, in the amount being sold by the Seller. The Seller shall cause Orrick, Herrington & Sutcliffe to deliver the certificates for the Shares to Buyer within five (5) business days following the receipt by the Seller of the purchase price for the Shares. The Seller shall pay any and all transfer taxes which may be imposed with respect to the delivery of the Shares. The parties shall execute and deliver such other documents as may be required to validly transfer the Shares to the Buyer and to enable the Buyer to become the registered holder thereof.

     1.7. Repricing Shares. In the event that the Company completes an initial public offering or if the Company and its shareholders enter into an agreement to sell all of the outstanding Ordinary Shares of the Company to a third party, pursuant to which Ordinary Shares (the "Sale Shares") are issued or sold at a price per share (the "Sale Share Price") less than $5.00 U.S. (such price subject to equitable adjustments for share splits, share dividends, combinations, recapitalizations, reclassifications and similar events occurring after the Closing Date), the Buyer shall be entitled to receive from the Seller an additional number of fully paid and nonassessable Ordinary Shares equal to
(x) the Aggregate Purchase Price divided by the product determined by multiplying (i) 0.8 by (ii) the Sale Share Price less (y) the number of Shares initially delivered to the Buyer on the Initial Closing Date and, if applicable, the Second Closing Date pursuant to this Agreement (the "Repricing Shares"). If the issuance would result in the issuance of a fraction of an Ordinary Share, such fraction of an Ordinary Share shall be rounded down to the nearest whole share. The Seller's obligation to deliver the certificates for Ordinary Shares representing the Repricing Shares shall be absolute and unconditional, irrespective of any action or inaction by the Buyer to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Seller to the Buyer, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Buyer or any other person of any obligation to the Seller or the Company or any violation or alleged violation of law by the Buyer or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Seller to the Buyer in connection with the issuance and delivery of the Repricing Shares. Such immediate and prompt action shall be taken by all the parties in order to assure that there shall be full compliance with the Seller's unqualified obligation that all Repricing Shares to be delivered on or prior to the date the Company completes its initial public offering or the date that the Company's shareholders sell of all of their Ordinary



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

Shares. The Seller shall pay any and all transfer taxes which may be imposed with respect to the delivery of Repricing Shares.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller represents and warrants to the Buyer as follows:

     2.1. Organization; Power and Authority. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite corporate power and authority to execute, deliver and perform its obligations hereunder, and to consummate the transactions contemplated hereby.

     2.2. Authorization, Validity, Etc. of Shares. The Shares have been duly authorized and validly issued and are fully paid and non-assessable. The Initial Shares represent sixteen percent (16%) of the issued and outstanding Ordinary Shares. The Second Shares represent two point eight percent (2.8%) of the issued and outstanding Ordinary Shares.

     2.3. Title to Shares. The Seller has good and marketable title to the Shares and the Repricing Shares, if any, free and clear of any and all liens, pledges, charges, encumbrances, and claims and rights of others of any nature whatsoever and, upon consummation of the sale and purchase of the Shares pursuant to this Agreement, the Buyer will acquire good and marketable title to the Shares and the Repricing Shares, if any, free and clear of any and all liens, pledges, charges, encumbrances, and claims and rights of others of any nature whatsoever.

     2.4. Authorization and Binding Effect. The execution, delivery and performance of this Agreement by the Seller, and the consummation of the transactions contemplated hereby on the part of the Seller, have been duly authorized by all necessary action on the part of the Seller. This Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights and except as the availability of particular remedies of specific performance may be limited under generally applicable rules of law, whether enforcement is sought at law or in equity.

     2.5. No Violation of Law or Other Agreements. The execution, delivery and performance of this Agreement by the Seller, and the consummation of the transactions contemplated hereby on the part of the Seller (a) do not conflict with or constitute a violation of the organizational documents of the Seller;
(b) do not violate any material provision of applicable law or regulation or any order, decree, judgment or award to which the Seller or any of its properties is subject; and (c) do not and will not result in a breach of, or constitute a default under, or constitute an event which, with notice or lapse of time, or both, would become a default under, any indenture, loan agreement, credit facility, material lease, or other material agreement or material instrument to which the Seller is a party or by which the Seller or any of its properties is bound. No authorization, approval or consent of, or notice to or filing with, any person is or will be re-



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

quired for the execution, delivery or performance of this Agreement by the Seller or the consummation by the Seller of the transactions on its part contemplated hereby.

     2.6. Information, Access, Etc. The Seller has requested and received from the Company all information relating to the business, properties, operations, condition (financial or other), results of operations, plans and prospects of the Company deemed relevant by the Seller to its decision to sell the Shares and Repricing Shares, if any; the Seller has been afforded the opportunity to ask questions of the Company concerning the foregoing.

     2.7. Evaluation. In determining to enter into this Agreement and to sell its Shares and Repricing Shares, if any, the Seller has relied upon the information referred to in Section 2.6 and the Seller's own assessment of the merits and risks of a sale of the Shares and Repricing Shares, if any, and has not received or relied on any advice or evaluation by the Buyer.

     2.8. Litigation. There is no action, suit, or proceeding or investigation pending or, to the knowledge of the Seller, currently threatened, in any such case against the Seller or the Company or any of their respective directors, officers, members or affiliates which questions the validity of this Agreement or the right of the Seller to enter into this Agreement, to consummate the transactions contemplated by this Agreement or to perform its obligations under this Agreement, or which might result, either individually or in the aggregate, in any material adverse change in the business, properties, operations, condition (financial or other), results of operations, or prospects of the Company. Neither the Seller nor the Company is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

     2.9. Approvals, Filings, Etc. No authorization, approval or consent of, or filing with, any United States or foreign court, governmental body, regulatory agency, self-regulatory organization, or arbitrator or any other person or entity is required to be obtained or made by the Seller or the Company for the execution, delivery and performance by the Seller and the Company of this Agreement and the transactions contemplated by this Agreement.

     2.10. Organization of Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of Italy and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted.

     2.11. Capitalization. The authorized capital shares of the Company consists of 13,330,100 Ordinary Shares, of which 5,000,000 Ordinary Shares are issued and outstanding. Except for (i) 2,216,100 shares which are reserved for issuance to holders of the $8,010,000 aggregate principal amount of Series A Convertible Notes issued by the Company and related warrants to purchase Ordinary Shares; and (ii) 1,560,000 shares reserved for issuance under employee option plans, of which 85,000 options have been granted, there are no outstanding securities of the Company convertible into, exchangeable for, or otherwise entitling the holder to acquire Ordinary Shares or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any Ordinary Shares or other equity securities of any kind. Except for the Investor Rights Agreement, the Investors' Rights Agreements between the Company and each of the holders of the Company's Series A Senior Convertible Promissory Notes and related warrants and the Investors' Rights Agreement made as of January 10, 2005 among the Company and the other parties thereto, the Seller has no knowledge of any voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the security holders of the Company relating to the securities of the Company held by them. Except for the Investors' Rights Agreement, the Investors' Rights Agreements between the Company and each of the holders of the Company's Series A Senior Convertible Promissory Notes and related warrants and the Investors' Rights Agreement made as of January 10, 2005 among the Company and the other parties thereto, the Company has not granted any person the right to require the Company to register any securities of the Company under the Securities Act of 1933, as amended, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other person.

     2.12. No Related Agreements. The Seller has not, directly or indirectly, entered into any agreement or understanding pursuant to which the Seller is entitled to any rights, or subject to any obligations, with respect to the Shares, including, without limitations, registration rights, rights of first refusal, rights of first purchase, preemptive rights, tag along rights, drag along rights, or voting rights.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

     The Buyer represents and warrants to the Seller as follows:

     3.1. Authorization and Binding Effect. This Agreement has been duly executed and delivered by the Buyer, and this Agreement constitutes the legal, valid and binding obligation of the Buyer, enforceable against such Buyer in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights and except as the availability of particular remedies of specific performance may be limited under generally applicable rules of law, whether enforcement is sought at law or in equity.

     3.2. Purchase for Investment; Circumstances of Offer. The Buyer is an "accredited investor" as that term is defined in Rule 501 under the Securities Act of 1933, as amended (the "1933 Act"), and, in particular, is a corporation not formed for the specific purpose of acquiring the Shares or the Repricing Shares and has total assets in excess of $5,000,000. The Buyer is purchasing the Shares and Repricing Shares, if any, for its own account for investment and not with a view towards the public sale or distribution thereof within the meaning of the 1933 Act; and the Buyer has no intention of making any distribution, within the meaning of the 1933 Act, of the Shares and Repricing Shares, if any, except in compliance with the registration requirements of the 1933 Act or pursuant to an exemption therefrom.

     3.3. Reoffers and Resales. The Buyer will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares and Repricing Shares, if any, unless registered un-der the 1933 Act and the rules and regulations promulgated thereunder or pursuant to an exemption from registration under the 1933 Act.

     3.4. Information, Access, Etc. The Buyer has requested and received from the Seller and the Company all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company deemed relevant by the Buyer; and the Buyer has been afforded the opportunity to ask questions of the Company concerning the foregoing.

     3.5. Evaluation. In determining to enter into this Agreement and to purchase the Shares and Repricing Shares, if any, the Buyer has relied upon the information referred to in Section 3.4 and the Buyer's own assessment of the merits and risks of a purchase of the Shares and has not received or relied on any advice or evaluation by the Seller.

     3.6. No Violation of Law or Other Agreements. The execution, delivery and performance of this Agreement by the Buyer, and the consummation of the transactions contemplated hereby on the part of the Buyer (a) do not conflict with or constitute a violation of the organizational documents of the Buyer; (b) do not violate any material provision of applicable law or regulation or any order, decree, judgment or award to which the Buyer or any of its properties is subject; and (c) do not and will not result in a breach of, or constitute a default under, or constitute an event which, with notice or lapse of time, or both, would become a default under, any indenture, loan agreement, credit facility, material lease, or other material agreement or material instrument to which the Buyer is a party or by which the Buyer or any of its properties is bound. No authorization, approval or consent of, or notice to or filing with, any person is or will be required for the execution, delivery or performance of this Agreement by the Buyer or the consummation by the Buyer of the transactions on its part contemplated hereby.

                                   ARTICLE IV

                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER

     The obligation of the Seller to sell the Shares to the Buyer pursuant to this Agreement is subject to the satisfaction of the following conditions at or before the Closing (any or all of which may be waived by the Seller in its sole discretion):

     4.1. Buyer's Performance. All of the covenants and agreements to be complied with and performed by the Buyer on or before the Closing Date shall have been complied with and performed in all material respects.

     4.2. Correctness of Buyer's Representations. All representations and warranties of the Buyer contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date.

     4.3. Investors' Rights Agreement. The Investors' Rights Agreement shall have been executed and delivered by the parties thereto.

                                   ARTICLE V

                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER

     The obligation of the Buyer to purchase the Shares pursuant to this Agreement is subject to the satisfaction of the following conditions at or before the Closing (any or all of which may be waived by the Buyer in its sole discretion):

     5.1. Seller's Performance. All of the covenants and agreements to be complied with and performed by the Seller on or before the Closing Date shall have been complied with and performed in all material respects.

     5.2. Correctness of Seller's Representations. All representations and warranties of the Seller contained in this Agreement and any other written materials delivered to the Buyer shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date.

     5.3. Investors' Rights Agreement. The Investors' Rights Agreement shall have been executed and delivered by the parties thereto.

     5.4. Issuer Acknowledgment and Agreement. The Issuer shall have acknowledged the transfer of the Shares and Repricing Shares, if any, pursuant to this Agreement and shall have agreed with the Buyer as set forth in the Acknowledgement and Agreement appearing after the signatures of the parties to this Agreement, all as evidenced by the execution and delivery to the Seller and the Buyer of the Acknowledgement and Agreement in the form appearing after the signatures of the parties to this Agreement.

                                   ARTICLE VI

                     CERTAIN COVENANTS; REPRESENTATIONS, ETC

     6.1. Best Efforts. The Seller and the Buyer shall use their best efforts to cause the respective conditions to their obligations to close the transactions contemplated hereby to be satisfied on or before the Closing Date. The Seller and the Buyer agree to furnish a copy of this Agreement to the Company promptly following execution and delivery hereof in order to obtain the confirmation by the Company and the execution and delivery of instruments contemplated by this Agreement.

     6.2. "Market Stand-Off" Agreement. The Buyer hereby agrees that, during a period not to exceed one hundred and eighty (180) days (as determined by the Company's Board of Directors and the proposed underwriters for a public offering of the Company's securities under the 1933 Act), following the effective date of a registration statement of the Company filed under the 1933 Act, it shall not, to the extent requested in writing by the Company and such underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Ordinary Shares of the Company acquired hereunder held by it at any time during such period except Ordinary Shares included in such registration and to enter into a lock-up agreement in usual and customary form with such underwriters providing that, unless otherwise consented to by the managing underwriter, the holder of the Shares will abide by the same restrictions as were approved by the Company's Board of Directors; provided that, all officers and directors and greater than one percent (1%) shareholders of the Company enter into similar agreements; and provided further, however, that such lock up agreement shall not prohibit the transfer of Repricing Shares, if any, from the Seller to the Buyer pursuant to this Agreement. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the Shares, and Repricing Shares, if any (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     6.3. Capital Contribution to the Company. The Seller hereby agrees that 100% of the proceeds of the sale of the Shares (net of transfer taxes and the fees payable to I-Bankers Securities) shall be irrevocably contributed to the capital of the Company within one business day of the Closing Date, and that Seller shall provide to Buyer copies of the documentation for such capital contribution within five business days of the Closing Date.

     6.4. Board Nominee. The Seller hereby agrees to vote its Ordinary Shares in favor of one nominee to the Company's Board of Directors selected by the Buyer.

                                  ARTICLE VII

                                     GENERAL

     7.1. Entire Agreement. This Agreement and the Investors' Rights Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended, waived or modified except by a writing signed by the party to be charged with enforcement.

     7.2. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, this Agreement and all rights hereunder may not be assigned by any party hereto without the prior written consent of the other party hereto.

     7.3. Separate Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which when so executed shall constitute an original and all of which when taken together shall constitute but one and the same instrument. A telephone line facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

     7.4. Transaction Costs. Each party to this Agreement shall be responsible for its own costs attendant to the transactions contemplated by this Agreement, whether or not the Closing occurs.

     7.5. Cumulative Remedies. The remedies of the parties hereunder shall be cumulative, and the exercise by the Seller of any of its remedies at law or in equity to recover any damages shall not affect any other remedy available to the Seller and the exercise by the



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

Buyer of any of its remedies at law or in equity to recover any damages shall not affect any other remedy available to the Buyer.

     7.6. Survival of Representations and Warranties. The respective representations and warranties of the Seller and the Buyer set forth in this Agreement shall survive the Closing notwithstanding any investigation made by or on behalf of any such party.

     7.7. Notices. Except as otherwise expressly provided herein, all notices hereunder, to be effective, shall be in writing and shall be mailed by certified mail, postage and fees prepaid, or delivered personally or by telephone line facsimile transmission to the party to be notified as follows:

If to the Seller:          FinSirton S.p.A.
                           Piazza XX Seppembre 2
                           22079 Villa Guardia (Como)
                           Italy
                           Facsimile No.:      011 39 031 385 241
                           Telephone No.:      011 39 030 385 217
                           Email:              scarsana@sirton.it

If to the Buyer:           Sigma Tau Finanziaria S.p.A.
                           Via Sudafrica 20
                           00144 Roma
                           Italy
                           United States of America
                           Facsimile No.:      011-39-06-542294-56
                           Telephone No:       011-39-06-542771-62
                           Email:              antonionicolai@sigma-tau.it

and shall be effective on receipt. A party may change the address to which such communications are to be directed to it by giving written notice to the other party hereto of such change in the manner above provided.

     7.8. Severability. The provisions of this Agreement are severable, and the invalidity or unenforceability of any provision shall not affect the validity of any other provision.

     7.9. No Waiver. The failure of a party at any time or times to require performance of any provision hereof shall in any manner affect its right at a later time to enforce the same. No waiver by a party of any condition, or of the breach of any term, covenant, representation, warranty or agreement contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, covenant, representation, warranty or agreement contained in this Agreement.

     7.10. Brokers, Finders, Etc. Each of the parties represents and warrants to the other party that (except for I-Bankers Securities which has been retained by the Seller and whose fees shall be payable solely by the Seller) it has not retained or dealt with any person as broker, finder or otherwise (each, a "Claimant") as would entitle any such person to any fee or other compensation in connection with the transactions contemplated by this Agreement and each of the parties agrees to indemnify and hold harmless the other parties against any claim, cost or liability from any Claimant claiming by or through the party giving such indemnity.

     7.11. Governing Law. Except for matters required under the laws of Italy for the valid transfer of the Shares which shall be governed by the laws of Italy, this Agreement shall be governed by and construed in accordance with the laws of the internal laws of the State of New York.

     7.12. Jurisdiction. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The Seller consents and submits to the jurisdiction and venue of the foregoing courts and consents that any process or notice of motion or other application to either of said courts or a judge thereof may be served on the Seller inside or outside the State of New York or the Southern District of New York (but with respect to any party hereto, such consent shall not be deemed a general consent to jurisdiction and service for any third parties) by registered mail, return receipt requested, directed to the Seller at its address provided in or pursuant to this Agreement (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The Seller hereby waives any right to object to a proceeding in such courts based on inconvenience of the forum, waives any right to a jury trial in connection with any litigation pursuant to this Agreement and hereby waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such state or federal court sitting in the City of New York. If either party shall commence a proceeding to enforce any provision of this Agreement, then the prevailing party shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

     7.13. Headings. The Article and Section headings, captions, headers and footers contained in this Agreement are for convenience only and shall not form part of or affect the interpretation of this Agreement.

     7.14. Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

     7.15. Certain Defined Terms. Capitalized terms defined in the introductory paragraph of the recitals to this Agreement have the respective meaning in this Agreement as so defined.

                            [Signature Page Follows]




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



     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or caused this Agreement to be duly executed by their respective representatives thereunto duly authorized, as of the date first above written.

                                  FINSIRTON S.P.A.


                                  By:
                                      ----------------------------
                                         Name:
                                         Title:


                                  SIGMA TAU FINANZIARIA S.P.A.


                                  By:
                                      ----------------------------
                                         Name:
                                         Title:

                          ACKNOWLEDGEMENT AND AGREEMENT


     Gentium S.p.A., a corporation incorporated under the laws of Italy (the "Company"), hereby:

          (1) consents to and acknowledges the transfer of the Shares and the Repricing Shares, if any, as provided in the foregoing Share Purchase Agreement (the "Agreement");

          (2) agrees that the Buyer shall have no liability or obligation, and the Company shall have no right or remedy against the Buyer, in respect of any breach or violation, or alleged breach or violation, by the Seller of any of its representations, warranties, obligations or agreements arising under or in connection with the any agreements between the Company and the Seller relating to the Shares or Repricing Shares, if any, or applicable law; and

          (3) acknowledges and agrees that the representations and warranties made by the Seller with respect to the Company in Article II of the Agreement are true and correct on the date hereof with the same force and effect as if such representations and warranties had been made by the Company on and as of the date hereof.

Capitalized terms used herein and not defined herein have the respective meanings provided in the Agreement. By execution of this Acknowledgment and Agreement, the Company does not become a party to the Agreement for any purpose other than as expressly set forth in this Acknowledgement and Agreement. The provisions of Article VII of the Agreement shall apply to this Acknowledgement and Agreement and by this reference are incorporated herein as if set forth in full at this place.

                                    GENTIUM S.P.A.


                                    By:
                                         -------------------------------
                                           Name:
                                           Title:


                                    Date:
                                         -------------------------------